Exhibit 10.1

SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of September 27, 2013, amends the Receivables Purchase Agreement dated as of April 27, 2012 (as amended by the First Amendment to Receivables Purchase Agreement, dated as of June 27, 2013, the “Receivables Purchase Agreement”), among PHILLIPS 66 RECEIVABLES FUNDING LLC, a Delaware limited liability company (the “Seller”), PHILLIPS 66, a Delaware corporation (the “Parent”), PHILLIPS 66 COMPANY, a Delaware corporation (“Phillips 66 Co.”), as servicer and as originator, the Conduit Purchasers party thereto from time to time, the Committed Purchasers party thereto from time to time, the LC Banks party thereto from time to time, the Facility Agents party thereto from time to time and ROYAL BANK OF CANADA, as the administrative agent (in such capacity, the “Administrative Agent”).
Preliminary Statement: The parties desire to amend the Receivables Purchase Agreement to enable the Seller’s optional increase of the LC Sub-Facility and the Maximum Net Investment and make certain other amendments to the Receivables Purchase Agreement and modifications to the Fee Letter as provided herein. Therefore, the parties hereto agree as follows:
Defined Terms; References. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Receivables Purchase Agreement, as amended by this Amendment. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Receivables Purchase Agreement shall, after the Amendment Effective Date, refer to the Receivables Purchase Agreement as amended hereby.
I.     AMENDMENTS
Effective as of the Amendment Effective Date (as defined in Section 3.1 below), the Receivables Purchase Agreement is amended as follows:
1.1    Amendments to Defined Terms. Section 1.01 (Certain Definitions) of the Receivables Purchase Agreement is amended as follows:
Amendments to Certain Defined Terms. The following definitions are amended as follows:
(i)    “Dilution Reserve Percentage”. The definition of “Dilution Reserve Percentage” is amended in its entirety to read as follows:
““Dilution Reserve Percentage” shall mean, on any day, a percentage equal to the greater of (i) 15.0% (the “Dilution Reserve Floor”) and (ii) the amount expressed as a percentage and calculated in accordance with the following formula:
{(SF x ED) + ((DS – ED) x (DS/ED))} x DHR
Where:

SF	= 2.25;

ED	= the average of the Dilution Ratios for the twelve most recently ended Calculation Periods;

DS	= the highest three month average Dilution Ratio during the twelve most recently ended Calculation Periods; and

DHR	= the Dilution Horizon Ratio at such time.”
(ii)    “Eligible Receivable”. Clause (c)(B)(iii) of the definition of “Eligible Receivable” is amended in its entirety to read as follows:
“(iii) is not a Government Obligor, except that up to 2.5% of the aggregate Outstanding Balance of all non-Defaulted Receivables may consist of Receivables owing by Government Obligors;”
(iii)    LC Bank Sublimit”. The definition of LC Bank Sublimit is hereby amended by adding “or as otherwise agreed in writing between such LC Bank and the Seller, with notice to the Administrative Agent” after “on Schedule I to this Agreement”.
(iv)    “LC Sub-Facility”. The definition of LC Sub-Facility is amended in its entirety to read as follows:
““LC Sub-Facility” shall mean $696,000,000, unless such amount shall be increased as provided in Section 2.15(c).
(v)    “Maximum Net Investment”. The definition of Maximum Net Investment is amended in its entirety to read as follows:
““Maximum Net Investment” shall mean $696,000,000, unless such amount shall be (a) reduced pursuant to the next sentence or as provided in Section 2.15(a) or following the termination of a Purchase Group pursuant to Section 11.08 hereof or (b) increased as provided in Section 2.15(c). On a Non‑Extension Date for any Non-Extending Purchase Group, unless such Non-Extending Purchase Group’s Purchase Group Maximum Net Investment has been assigned pursuant to Section 11.02, the Maximum Net Investment shall be reduced by that Non-Extending Purchase Group’s Purchase Group Maximum Net Investment.”
(vi)    “Set-Off Group”. The definition of “Set-off Group” is amended in its entirety to read as follows:
““Set-Off Group” shall mean (a) when the Parent’s senior unsecured debt rating is above BBB- from S&P and above Baa3 from Moody’s, each entity and each Subsidiary, direct or indirect, of such entity, if any, which has one of the ten largest aggregate Eligible Receivables balances at such time, (b) when the Parent’s senior unsecured debt rating is BBB- from S&P or Baa3 from Moody’s, (i) each entity listed on Schedule IV hereto, as that Schedule may be modified from time to time by the Administrative Agent (with at least 45 days’ notice to the Seller), and each Subsidiary, direct or indirect, of such entity, if any, and (ii) each entity and each Subsidiary, direct or indirect, of such entity, if any, which has one of the ten largest aggregate Eligible Receivables balances at such time, and (c) otherwise, each entity and each Subsidiary, direct or indirect, of such entity, if any, which has an Eligible Receivables balance at such time.”
1.2    Amendment to Section 2.15 (Optional Reduction of Maximum Net Investment; Optional Reduction of Aggregate Net Investment). Section 2.15 of the Receivables Purchase Agreement is amended by (a) replacing the heading thereof in its entirety to read “Optional Reduction of Maximum Net Investment; Optional Reduction of Aggregate Net Investment; Increase in Maximum Net Investment.” and (b) adding the following subsection (c):

“(c)    The Seller shall have the right at any time and from time to time, to cause an increase in the Maximum Net Investment (together with the right to cause a simultaneous increase in the LC Sub-Facility to an amount not to exceed the Maximum Net Investment so increased), upon written notice to the Administrative Agent prior to each such increase and satisfaction of the following conditions: (i) the Seller shall offer each Purchase Group the right to increase its Purchase Group Maximum Net Investment by its ratable share of the increase in the Maximum Net Investment; (ii) if any Purchase Group elects not to increase its Purchase Group Maximum Net Investment pursuant to clause (i) above, the Seller shall offer such Purchase Group’s portion to the other Purchase Groups, or another Purchaser acceptable to the Administrative Agent and the LC Banks; (iii) each new Purchase Group, if any, shall execute a joinder agreement in a form reasonably acceptable to the Administrative Agent; (iv) no Termination Event or Potential Termination Event shall have occurred and be continuing; and (v) the Maximum Net Investment shall not exceed $1,500,000,000 immediately after giving effect to any such increase. For the avoidance of doubt, an increase in the LC Sub-Facility is not required to be offered to each Purchase Group or to be shared ratably among the Purchase Groups. Schedule I to this Agreement shall be deemed to be amended in connection with any such increase to add each new Purchase Group, to reflect the Purchase Group Maximum Net Investment of each Purchase Group with a new or increasing Purchase Group Maximum Net Investment, to reflect any adjustment to the LC Bank Sublimit of each Purchase Group, and to reflect the adjusted Purchase Group Percentage for each Purchase Group. The Seller shall repay or cause to be repaid through the applicable joinder agreement any Net Investment outstanding on the effective date of any such increase (and pay any additional amounts required pursuant to Section 2.07) to the extent necessary to keep the outstanding Net Investment of the Purchasers in each Purchase Group equal to such Purchase Group’s ratable share (after giving effect to the increase in any Purchase Group Maximum Net Investment pursuant to this Section 2.15(c)).”
II.    MODIFICATION TO FEE LETTER
Section 3 of the Fee Letter is hereby modified by inserting “(100% in the case of a Purchase Group that does not include a Conduit Purchaser)” after “102%”.
III.    REPRESENTATIONS AND WARRANTIES
Each of the Seller, Phillips 66 Co. and the Parent hereby represents and warrants that:
(a)    prior to and after giving effect to this Amendment, the representations and warranties of such Person (other than those representations and warranties that were made only on the Closing Date) set forth in the Receivables Purchase Agreement are true and correct in all material respects;
(b)    this Amendment has been duly authorized, executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms (subject to usual and customary bankruptcy exceptions); and
(c)    prior to and immediately after giving effect to this Amendment, no Termination Event or Potential Termination Event exists on and as of the date hereof.

IV.     CONDITIONS TO EFFECTIVENESS
4.1    Effectiveness. This Amendment shall be effective on the date (the “Amendment Effective Date”) that the Administrative Agent shall have received counterparts of this Amendment, executed by the Seller, the Parent, Phillips 66 Co., each LC Bank and each Facility Agent.
V.     AFFIRMATION AND RATIFICATION
The Parent hereby (a) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall not in any way release, diminish, impair, reduce, or, except as expressly stated herein, otherwise affect its obligations under the Transaction Documents to which it is a party, which Transactions Documents shall remain in full force and effect, (b) ratifies and affirms its obligations under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party, and (c) acknowledges, renews and extends its continued liability under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party.
VI.     MISCELLANEOUS
This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.17 (Governing Law; Submission to Jurisdiction) of the Receivables Purchase Agreement are hereby incorporated by reference. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. Except as otherwise expressly provided by this Amendment, all of the provisions of the Receivables Purchase Agreement shall remain the same.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.
PHILLIPS 66

By: /s/ Brian R. Wenzel
Name: Brian R. Wenzel
Title: Vice President and Treasurer

PHILLIPS 66 COMPANY

By: /s/ Brian R. Wenzel
Name: Brian R. Wenzel
Title: Vice President and Treasurer

PHILLIPS 66 RECEIVABLES FUNDING LLC

By: /s/ Brian R. Wenzel
Name: Brian R. Wenzel
Title: President

[Signature Page to
Second Amendment to Receivables Purchase Agreement]

ROYAL BANK OF CANADA, as Administrative Agent, an LC Bank and a Facility Agent

By: /s/ Janine D. Marsini
Name: Janine D. Marsini
Title: Authorized Signatory

By: /s/ Veronica L. Gallagher
Name: Veronica L. Gallagher
Title: Authorized Signatory

[Signature Page to
Second Amendment to Receivables Purchase Agreement]

CITIBANK, N.A., as an LC Bank and a Facility Agent

By: /s/ Wayne Gee
Name: Wayne Gee
Title: Vice President

[Signature Page to
Second Amendment to Receivables Purchase Agreement]

MIZUHO BANK, LTD., as an LC Bank and a Facility Agent

By: /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

[Signature Page to
Second Amendment to Receivables Purchase Agreement]

PNC BANK, NATIONAL ASSOCIATION, as an LC Bank and a Facility Agent

By: /s/ Mark S. Falcione
Name: Mark S. Falcione
Title: Executive Vice President

[Signature Page to
Second Amendment to Receivables Purchase Agreement]

THE BANK OF NOVA SCOTIA, as an LC Bank and a Facility Agent

By: /s/ Terry Donovan
Name: Terry Donovan
Title: Managing Director

[Signature Page to
Second Amendment to Receivables Purchase Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as an LC Bank and a Facility
Agent

By: /s/ Richard Gregory Hurst
Name: Richard Gregory Hurst
Title: Managing Director

[Signature Page to
Second Amendment to Receivables Purchase Agreement]